Exhibit 99.3

Supplemental Financial Information
Third Quarter 2011

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our preliminary prospectus supplement dated April 12, 2011 filed as an Exhibit to our Current Report on Form 8-K dated April 12, 2011.

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Preface	PRIMERICA, INC.
Financial Supplement

THIRD QUARTER 2011

This document is a financial supplement to our third quarter 2011 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had been effected on January 1, 2010.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

•	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

•
On April 1, 2010, Citi contributed the legal entities comprising our business to us.  We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300.0 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

•	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

•	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

•
On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders.  Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

•
On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private sale”).  Following the IPO and the private sale, certain historical Citi equity awards immediately vested.

•	Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

•
Prior to April 2010, our federal income tax return was consolidated into Citi’s federal income tax return.  In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability to Citi.  In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the IPO.  Our advance tax payments paid to Citi exceeded our actual tax liabilities.   As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders' equity.

Certain items throughout this supplement may not add due to rounding.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

	(2)	(3)
(Dollars in thousands)	Mar 31, 2010	Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011
Condensed Balance Sheets
Assets:
Investments and cash	$2,983,780	$2,275,564	$2,284,127	$2,279,621	$2,330,098	$2,297,013	$2,319,873
Due from reinsurers	3,595,239	3,639,298	3,694,015	3,731,634	3,770,966	3,795,348	3,819,738
Deferred policy acquisition costs	702,429	745,322	798,335	853,211	908,600	966,094	1,004,545
Income taxes	56,114	—	—	—	—	—	—
Other assets	523,584	554,950	610,518	573,055	582,080	567,482	586,646
Separate account assets	2,222,267	2,098,936	2,301,896	2,446,786	2,582,881	2,544,429	2,276,705
Total assets	$10,083,413	$9,314,070	$9,688,891	$9,884,307	$10,174,625	$10,170,366	$10,007,507

Liabilities:
Future policy benefits	$4,248,277	$4,286,258	$4,349,375	$4,409,183	$4,470,185	$4,532,615	$4,557,535
Other policy liabilities	630,294	608,307	609,047	592,711	604,487	588,202	589,826
Income taxes	—	129,776	127,732	136,226	142,780	130,283	136,028
Other liabilities	1,106,834	412,141	395,762	386,182	397,561	364,533	390,297
Note payable	—	300,000	300,000	300,000	300,000	300,000	300,000
Payable under securities lending	129,042	161,056	208,765	181,726	186,089	163,342	185,483
Separate account liabilities	2,222,267	2,098,936	2,301,896	2,446,786	2,582,881	2,544,429	2,276,705
Total liabilities	8,336,714	7,996,474	8,292,577	8,452,814	8,683,983	8,623,404	8,435,874
Stockholders’ equity:
Common stock ($0.01 par value) (1)	—	727	727	728	732	736	737
Paid-in capital	1,312,072	870,706	882,676	883,169	889,654	894,018	898,945
Retained earnings	300,531	304,075	342,920	395,057	446,767	488,521	526,847
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	85,265	97,505	120,949	98,322	96,543	105,647	99,257
Net unrealized investment losses other-than-temporarily impaired	(4,245)	(3,703)	(2,883)	(2,275)	(2,275)	(2,275)	(2,363)
Cumulative translation adjustment	53,076	48,286	51,925	56,492	59,221	60,315	48,210
Total stockholders’ equity	1,746,699	1,317,596	1,396,314	1,431,493	1,490,642	1,546,962	1,571,633
Total liabilities and stockholders' equity	$10,083,413	$9,314,070	$9,688,891	$9,884,307	$10,174,625	$10,170,366	$10,007,507

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,665,679	$1,223,794	$1,278,248	$1,335,446	$1,396,374	$1,443,590	$1,474,739
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	85,265	97,505	120,949	98,322	96,543	105,647	99,257
Net unrealized investment losses other-than-temporarily impaired	(4,245)	(3,703)	(2,883)	(2,275)	(2,275)	(2,275)	(2,363)
Total reconciling items	81,020	93,802	118,066	96,047	94,268	103,372	96,894
Total stockholders’ equity	$1,746,699	$1,317,596	$1,396,314	$1,431,493	$1,490,642	$1,546,962	$1,571,633

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,789,905	$702,429	$745,322	$798,335	$853,211	$908,600	$966,094
General expenses deferred	16,095	15,061	14,876	14,481	14,123	16,946	15,340
Commission costs deferred	77,208	56,831	57,232	65,285	60,296	66,661	66,302
Amortization of deferred policy acquisition costs	(91,756)	(22,899)	(23,844)	(29,536)	(25,556)	(27,385)	(30,532)
Transferred to reinsurers	(2,099,941)	—	—	—	—	—	—
Foreign currency impact and other, net	10,918	(6,100)	4,750	4,646	6,527	1,272	(12,659)
Balance, end of period	$702,429	$745,322	$798,335	$853,211	$908,600	$966,094	$1,004,545

(1)	Outstanding common shares exclude restricted stock units.
(2)
The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010.  The Citi reinsurance transactions were given retroactive effect to January 1, 2010.  As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010.  The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.

(3)	The balance sheet as of June 30, 2010 reflects the issuance of the Citi note, reductions to stockholders' equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a reduction in stockholders' equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.

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Financial Results and Other Statistical Data								PRIMERICA, INC.
								Financial Supplement

								YOY Q3
(Dollars in thousands, except per-share data)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2011
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	na	71,843,588	72,259,352	72,453,126	72,671,481	73,457,333	73,658,253	1,398,901	1.9%	73,264,528

Net income	na	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$1,006	2.5%	$137,091
Less income attributable to unvested participating securities	na	(928)	(1,540)	(2,051)	(2,103)	(1,284)	(1,144)	396	25.7%	(4,341)
Net income used in computing basic EPS	na	$21,080	$38,055	$50,838	$50,364	$42,739	$39,457	$1,402	3.7%	$132,750
Basic earnings per share	na	$0.29	$0.53	$0.70	$0.69	$0.58	$0.54	$0.01	1.7%	$1.81

Net operating income	na	$37,199	$40,913	$45,217	$48,629	$44,999	$42,817	$1,904	4.7%	$136,445
Less operating income attributable to unvested participating securities	na	(1,569)	(1,591)	(1,753)	(1,949)	(1,313)	(1,206)	385	24.2%	(4,320)
Net operating income used in computing basic operating EPS	na	$35,631	$39,322	$43,464	$46,680	$43,686	$41,611	$2,289	5.8%	$132,125
Basic operating income per share	na	$0.50	$0.54	$0.60	$0.64	$0.59	$0.56	$0.02	3.8%	$1.80

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	na	71,843,588	72,259,352	72,453,126	72,671,481	73,457,333	73,658,253	1,398,901	1.9%	73,264,528
Dilutive impact of warrants	na	890,777	660,066	786,628	1,154,597	743,814	541,184	(118,882)	-18.0%	830,342
Shares used to calculate diluted EPS	na	72,734,365	72,919,418	73,239,754	73,826,078	74,201,147	74,199,437	1,280,019	1.8%	74,094,870

Net income	na	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$1,006	2.5%	$137,091
Less income attributable to unvested participating securities	na	(917)	(1,527)	(2,030)	(2,072)	(1,272)	(1,136)	391	25.6%	(4,295)
Net income used in computing diluted EPS	na	$21,091	$38,068	$50,859	$50,395	$42,751	$39,464	$1,397	3.7%	$132,796
Diluted earnings per share	na	$0.29	$0.52	$0.69	$0.68	$0.58	$0.53	$0.01	1.9%	$1.79

Net operating income	na	$37,199	$40,913	$45,217	$48,629	$44,999	$42,817	$1,904	4.7%	$136,445
Less operating income attributable to unvested participating securities	na	(1,550)	(1,578)	(1,735)	(1,920)	(1,301)	(1,198)	379	24.1%	(4,275)
Net operating income used in computing diluted operating EPS	na	$35,649	$39,335	$43,482	$46,709	$43,698	$41,619	$2,283	5.8%	$132,170
Diluted operating income per share	na	$0.49	$0.54	$0.59	$0.63	$0.59	$0.56	$0.02	4.0%	$1.78

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization.  Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations.  These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income.  In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities.  We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

														YOY Q3
	Q1 2010	Q2 2010		Q3 2010		Q4 2010		Q1 2011		Q2 2011		Q3 2011		Change	% Change	YTD 2011
Annualized Return on Equity
Average stockholders' equity	na	$1,296,220		$1,356,955		$1,413,904		$1,461,068		$1,518,802		$1,559,298		$202,343	14.9%	$1,513,056
Average adjusted stockholders' equity	na	$1,208,809		$1,251,021		$1,306,847		$1,365,910		$1,419,982		$1,459,165		$208,144	16.6%	$1,415,019

Net income return on stockholders' equity	na	6.8%		11.7%		15.0%		14.4%		11.6%		10.4%		-1.3%	nm	12.1%
Net income return on adjusted stockholders' equity	na	7.3%		12.7%		16.2%		15.4%		12.4%		11.1%		-1.5%	nm	12.9%

Net operating income return on adjusted
stockholders' equity	na	12.3%		13.1%		13.8%		14.2%		12.7%		11.7%		-1.3%	nm	12.9%

Capital Structure
Debt-to-capital (1)	na	18.5%		17.7%		17.3%		16.8%		16.2%		16.0%		-1.7%	nm	16.0%

Cash and invested assets to stockholders' equity	na	1.7	x	1.6	x	1.6	x	1.6	x	1.5	x	1.5	x	(0.2x )	nm	1.5	x
Cash and invested assets to adjusted
stockholders' equity	na	1.9	x	1.8	x	1.7	x	1.7	x	1.6	x	1.6	x	(0.2x )	nm	1.6	x

Share count, end of period (2)	na	72,729,617		72,727,173		72,843,213		73,187,837		73,603,111		73,740,120		1,012,947	1.4%	73,740,120
Adjusted stockholders' equity per share	na	$16.83		$17.58		$18.33		$19.08		$19.61		$20.00		$2.42	13.8%	$20.00

Financial Strength Ratings - Primerica Life Insurance Company
Moody's	na	na		na		na		na		A2		A2		nm	nm	nm
S&P	AA	AA-		AA-		AA-		AA-		AA-		AA-		nm	nm	nm
A.M. Best	A+	A+		A+		A+		A+		A+		A+		nm	nm	nm
Fitch	A+	A+		A+		A+		A+		A+		A+		nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	na	na		na		na		na		Baa2		Baa2		nm	nm	nm
S&P	na	na		na		na		na		A-		A-		nm	nm	nm
A.M. Best	na	na		na		na		na		a-		a-		nm	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income								PRIMERICA, INC.
								Financial Supplement

	(4)							YOY Q3
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2011
Statement of Income
Revenues:
Direct premiums	$537,845	$547,455	$547,444	$548,330	$552,069	$560,881	$560,739	$13,295	2.4%	$1,673,689
Ceded premiums	(148,119)	(447,213)	(437,054)	(417,981)	(422,238)	(435,564)	(425,643	11,411	2.6%	(1,283,445)
Net premiums	389,726	100,242	110,390	130,349	129,831	125,317	135,096	24,706	22.4%	390,244
Net investment income	82,576	27,991	27,855	26,688	28,626	27,229	27,103	(752)	-2.7%	82,958
Commissions and fees:
Sales-based (1)	36,363	36,301	32,941	37,001	43,128	44,904	42,244	9,303	28.2%	130,276
Asset-based (2)	38,014	39,445	37,602	52,412	44,825	45,348	41,996	4,394	11.7%	132,170
Account-based (3)	10,208	10,317	10,620	10,545	10,432	11,811	10,140	(480)	-4.5%	32,382
Other commissions and fees	7,105	7,162	8,574	8,331	7,731	6,635	6,502	(2,071)	-24.2%	20,868
Realized investment (losses) gains	31,057	374	1,015	1,700	327	2,035	(178)	(1,193)	-117.5%	2,184
Other, net	11,893	12,466	12,239	12,362	11,452	11,816	12,886	647	5.3%	36,154
Total revenues	606,942	234,299	241,236	279,387	276,352	275,095	275,790	34,554	14.3%	827,237
Benefits and expenses:
Benefits and claims	170,735	45,124	49,811	52,033	57,635	57,272	64,101	14,290	28.7%	179,008
Amortization of DAC	91,756	22,899	23,844	29,536	25,556	27,385	30,532	6,688	28.0%	83,473
Insurance commissions	6,371	4,233	5,100	4,205	5,000	4,219	4,909	(191)	-3.7%	14,128
Insurance expenses	37,529	10,083	11,999	15,887	9,552	19,154	15,465	3,466	28.9%	44,171
Sales commissions:
Sales-based (1)	26,203	25,998	23,474	25,319	30,547	31,378	29,627	6,153	26.2%	91,552
Asset-based (2)	12,715	12,911	12,232	20,271	15,451	15,111	13,805	1,573	12.9%	44,368
Other sales commissions	4,963	4,603	6,558	4,676	4,358	3,674	3,538	(3,020	-46.0%	11,570
Interest expense	—	6,928	6,968	6,976	6,997	6,998	7,000	32	nm	20,995
Other operating expenses	36,268	65,183	39,371	39,962	40,111	41,743	42,962	3,591	9.1%	124,816
Total benefits and expenses	386,541	197,961	179,357	198,865	195,207	206,934	211,940	32,583	18.2%	614,081
Income before income taxes	220,402	36,338	61,879	80,522	81,145	68,161	63,850	1,971	3.2%	213,156
Income taxes	77,116	14,330	22,284	27,633	28,678	24,138	23,250	966	4.3%	76,066
Net income	$143,286	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$1,005	2.5%	$137,090

Income Before Income Taxes by Segment
Term Life	$160,367	$44,095	$42,581	$52,000	$57,649	$45,781	$48,088	$5,507	12.9%	$151,518
Investment & Savings Products	25,447	26,735	26,578	34,769	31,039	30,470	26,746	168	nm	88,255
Corporate & Other Distributed Products	34,587	(34,492)	(7,280)	(6,247)	(7,543)	(8,090)	(10,984)	(3,704)	-50.9%	(26,617)
Income before income taxes	$220,402	$36,338	$61,879	$80,522	$81,145	$68,161	$63,850	$1,971	3.2%	$213,156

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
(4)
Excludes the effect of the reinsurance and reorganization transactions we executed in connection with and subsequent to our IPO.  As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses exclude the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures										PRIMERICA, INC.
										Financial Supplement
								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$224,822	$233,925	$240,221	$264,546	$267,296	$273,060	$275,968	$35,747	14.9%	$698,968	$816,324	$117,357	16.8%

Operating revenues reconciling items:
Realized investment gains/losses	31,057	374	1,015	1,700	327	2,035	(178)	nm	nm	32,446	2,184	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	13,141	8,729	—	—	nm	nm	—	8,729	nm	nm
Ceded premiums - ceded to Citi reinsurers	296,328	—	—	—	—	—	—	nm	nm	296,328	—	nm	nm
Pro rata net investment income - assets
transferred to Citi reinsurers	54,735	—	—	—	—	—	—	nm	nm	54,735	—	nm	nm
Total operating revenues reconciling items	382,121	374	1,015	14,841	9,056	2,035	(178)	nm	nm	383,510	10,913	nm	nm

Total revenues	$606,942	$234,299	$241,236	$279,387	$276,352	$275,095	$275,790	$34,554	14.3%	$1,082,477	$827,237	$(255,240)	-23.6%

Reconciliation from Operating Income Before Income Taxes to
Income Before Income Taxes
Operating income before income taxes	$58,689	$61,421	$63,940	$68,842	$75,209	$69,672	$67,337	$3,397	5.3%	$184,049	$212,217	$28,168	15.3%

Operating income before income taxes reconciling
items:
Realized investment gains/losses	31,057	374	1,015	1,700	327	2,035	(178)	nm	nm	32,446	2,184	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	13,141	8,729	—	—	nm	nm	—	8,729	nm	nm
Initial & accelerated management / field
grant expense	—	(25,457)	(3,076)	(3,161)	(3,120)	(3,546)	(3,309)	nm	nm	(28,533)	(9,974)	nm	nm
Ceded premiums - ceded to Citi reinsurers	296,328	—	—	—	—	—	—	nm	nm	296,328	—	nm	nm
Pro rata net investment income - assets
transferred to Citi reinsurers	54,735	—	—	—	—	—	—	nm	nm	54,735	—	nm	nm
Benefits and claims - ceded to Citi reinsurers	(128,204)	—	—	—	—	—	—	nm	nm	(128,204)	—	nm	nm
Amortization of DAC - ceded to Citi reinsurers	(71,389)	—	—	—	—	—	—	nm	nm	(71,389)	—	nm	nm
Insurance commissions - expense
allowance received from Citi reinsurers	(1,669)	—	—	—	—	—	—	nm	nm	(1,669)	—	nm	nm
Insurance expenses - expense allowance
received from Citi reinsurers	(26,083)	—	—	—	—	—	—	nm	nm	(26,083)	—	nm	nm
Interest expense - finance charge
payable to Citi reinsurer	2,812	—	—	—	—	—	—	nm	nm	2,812	—	nm	nm
Interest expense - note payable	4,125	—	—	—	—	—	—	nm	nm	4,125	—	nm	nm
Total operating income before
income taxes reconciling items	161,713	(25,083)	(2,061)	11,680	5,936	(1,511)	(3,487)	nm	nm	134,569	939	nm	nm

Income before income taxes	$220,402	$36,338	$61,879	$80,522	$81,145	$68,161	$63,850	$1,971	3.2%	$318,619	$213,156	$(105,463)	-33.1%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,154	$37,199	$40,914	$45,217	$48,629	$44,999	$42,817	$1,903	4.7%	$116,267	$136,445	$20,178	17.4%

Net operating income reconciling items:
Operating income before income taxes
reconciling items	161,713	(25,083)	(2,061)	11,680	5,936	(1,511)	(3,487)	nm	nm	134,569	939	nm	nm
Tax impact of operating income
reconciling items at effective tax rate	(56,582)	9,891	742	(4,008)	(2,098)	535	1,270	nm	nm	(45,948)	(293)	nm	nm
Total net operating income reconciling items	105,131	(15,191)	(1,319)	7,672	3,838	(976)	(2,217)	nm	nm	88,621	645	nm	nm

Net income	$143,286	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$1,005	2.5%	$204,889	$137,090	$(67,799)	-33.1%

7 of 16

Segment Operating Results										PRIMERICA, INC.
										Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$540,283	$539,693	$14,049	2.7%	$1,571,367	$1,612,144	$40,776	2.6%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	(431,890)	(421,933)	11,301	2.6%	(1,317,941)	(1,281,205)	36,736	2.8%
Net premiums	77,233	83,784	92,410	101,770	104,786	108,393	117,760	25,350	27.4%	253,426	330,939	77,512	30.6%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	15,669	15,664	70	nm	48,052	47,127	(925)	-1.9%
Other, net	8,782	8,643	7,929	7,914	7,653	7,580	8,289	360	4.5%	25,354	23,522	(1,832)	-7.2%
Operating revenues	102,511	108,388	115,933	123,926	128,233	131,641	141,713	25,780	22.2%	326,833	401,588	74,755	22.9%
Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	43,921	52,067	12,983	33.2%	107,123	143,339	36,216	33.8%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	22,995	25,868	3,967	18.1%	58,447	71,009	12,562	21.5%
Insurance commissions	456	404	330	320	327	268	267	(63)	-19.2%	1,190	861	(329)	-27.6%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	15,804	12,549	3,355	36.5%	24,705	34,971	10,266	41.6%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	2,875	32	1.1%	8,458	8,619	161	1.9%
Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	85,860	93,625	20,273	27.6%	199,923	258,799	58,876	29.4%
Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$45,781	$48,088	$5,506	12.9%	$126,910	$142,789	$15,879	12.5%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$44,904	$42,244	$9,303	28.2%	$105,604	$130,276	$24,672	23.4%
Asset-based	38,014	39,445	37,602	52,412	44,825	45,348	41,996	4,394	11.7%	115,061	132,170	17,109	14.9%
Account-based	10,208	10,317	10,620	10,545	10,432	11,811	10,140	(480)	-4.5%	31,146	32,382	1,236	4.0%
Other, net	2,108	2,155	2,711	3,064	2,461	2,522	3,105	394	14.5%	6,974	8,089	1,115	16.0%
Operating revenues	86,693	88,218	83,874	103,021	100,846	104,586	97,486	13,612	16.2%	258,785	302,917	44,132	17.1%
Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	3,751	4,034	2,673	nm	6,938	10,569	3,631	52.3%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	2,344	2,277	314	16.0%	5,761	6,762	1,001	17.4%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	31,378	29,627	6,153	26.2%	75,674	91,552	15,878	21.0%
Asset-based	12,715	12,911	12,232	20,271	15,451	15,111	13,805	1,573	12.9%	37,858	44,368	6,509	17.2%
Other operating expenses	17,970	17,556	18,266	18,179	18,884	21,531	20,997	2,730	14.9%	53,793	61,411	7,618	14.2%
Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	74,115	70,740	13,444	23.5%	180,025	214,662	34,637	19.2%
Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$30,470	$26,746	$168	nm	$78,760	$88,255	$9,495	12.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,913	$19,663	$21,800	$18,989	$19,902	$20,597	$21,046	$(754)	-3.5%	$61,376	$61,545	$169	nm
Ceded premiums	(3,748)	(3,206)	(3,820)	(3,551)	(3,585)	(3,674)	(3,710)	110	2.9%	(10,774)	(10,969)	(195)	-1.8%
Net premiums	16,165	16,458	17,980	15,438	16,317	16,924	17,336	(644)	-3.6%	50,603	50,576	(26)	nm
Allocated net investment income	11,344	12,030	12,260	12,446	12,831	11,560	11,439	(821)	-6.7%	35,634	35,830	196	nm
Commissions and fees:
Loans	2,455	1,918	3,527	2,427	1,528	1,202	1,126	(2,400)	-68.1%	7,900	3,856	(4,044	-51.2%
DebtWatchers	620	779	845	1,035	1,071	805	840	(4)	nm	2,243	2,716	473	nm
Prepaid Legal Services	2,340	2,305	2,287	2,689	2,619	2,345	2,329	41	1.8%	6,932	7,293	360	5.2%
Auto and Homeowners Insurance	1,012	1,372	1,200	1,395	1,687	1,507	1,427	227	18.9%	3,584	4,621	1,037	28.9%
Long-Term Care Insurance	679	788	715	784	825	775	764	49	6.8%	2,181	2,364	183	8.4%
Other sales commissions	—	—	—	—	1	0	16	16	nm	—	18	18	nm
Other, net	1,004	1,668	1,600	1,383	1,338	1,714	1,492	(108)	-6.8%	4,271	4,544	273	6.4%
Operating revenues	35,618	37,318	40,414	37,598	38,217	36,833	36,769	(3,645)	-9.0%	113,349	111,819	(1,530)	-1.3%
Benefits and expenses:
Benefits and claims	9,626	9,991	10,727	9,708	10,284	13,352	12,034	1,307	12.2%	30,344	35,670	5,326	17.6%
Amortization of DAC	400	742	583	667	625	639	631	48	8.2%	1,725	1,895	169	9.8%
Insurance commissions	2,438	1,838	2,804	1,793	2,534	1,607	2,365	(439)	-15.6%	7,080	6,506	(574)	-8.1%
Insurance expenses	2,759	3,259	2,804	2,792	2,934	3,350	2,916	112	4.0%	8,823	9,200	377	4.3%
Sales commissions	4,963	4,603	6,560	4,676	4,358	3,674	3,538	(3,022)	-46.1%	16,126	11,570	(4,555)	-28.2%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	12,375	12,375	—	nm
Other operating expenses	18,298	22,170	18,030	18,622	18,107	16,667	18,657	627	3.5%	58,497	53,431	(5,066)	-8.7%
Operating benefits and expenses	42,609	46,727	45,633	42,383	42,967	43,413	44,267	(1,367)	-3.0%	134,970	130,646	(4,324)	-3.2%
Operating income before income taxes	$(6,992)	$(9,410)	$(5,219)	$(4,786)	$(4,749)	$(6,580)	$(7,498)	$(2,278)	-43.7%	$(21,621)	$(18,827)	$2,794	12.9%

8 of 16

Term Life Insurance - Financial Results											PRIMERICA, INC.
											Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$540,283	$539,693	$14,049	2.7%	$1,571,367	$1,612,144	$40,776	2.6%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	(431,890)	(421,933)	11,301	2.6%	(1,317,941)	(1,281,205)	36,736	2.8%
Net premiums	77,233	83,784	92,410	101,770	104,786	108,393	117,760	25,350	27.4%	253,426	330,939	77,512	30.6%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	15,669	15,664	70	nm	48,052	47,127	(925)	-1.9%
Other, net	8,782	8,643	7,929	7,914	7,653	7,580	8,289	360	4.5%	25,354	23,522	(1,832)	-7.2%
Operating revenues	102,511	108,388	115,933	123,926	128,233	131,641	141,713	25,780	22.2%	326,833	401,588	74,755	22.9%
Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	43,921	52,067	12,983	33.2%	107,123	143,339	36,216	33.8%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	22,995	25,868	3,967	18.1%	58,447	71,009	12,562	21.5%
Insurance commissions	456	404	330	320	327	268	267	(63)	-19.2%	1,190	861	(329)	-27.6%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	15,804	12,549	3,355	36.5%	24,705	34,971	10,266	41.6%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	2,875	32	1.1%	8,458	8,619	161	1.9%
Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	85,860	93,625	20,273	27.6%	199,923	258,799	58,876	29.4%
Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$45,781	$48,088	$5,506	12.9%	$126,910	$142,789	$15,879	12.5%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$10,138	$21,256	$30,149	$38,197	$46,771	$56,581	$64,655	$34,505	114.4%	$61,544	$168,007	$106,464	nm
Ceded premiums	(3,737)	(3,869)	(3,351)	(4,029)	(8,075)	(9,320)	(8,513)	(5,162)	nm	(10,956)	(25,907)	(14,951)	-136.5%
Net premiums	6,401	17,388	26,799	34,168	38,697	47,261	56,142	29,344	109.5%	50,587	142,100	91,512	nm
Allocated net investment income	109	175	318	478	630	722	986	669	nm	602	2,339	1,737	nm
Other, net	8,802	8,675	8,100	7,890	7,614	7,605	8,287	187	2.3%	25,576	23,506	(2,070)	-8.1%
Operating revenues	15,312	26,238	35,216	42,537	46,941	55,588	65,415	30,199	85.8%	76,765	167,944	91,179	118.8%
Benefits and expenses:
Benefits and claims	1,517	5,413	10,343	13,550	14,002	17,380	21,086	10,743	103.9%	17,274	52,468	35,194	nm
Amortization of DAC	968	6,405	7,725	11,667	10,163	10,527	13,822	6,097	78.9%	15,099	34,513	19,414	128.6%
Insurance commissions	—	0	(1)	(0)	(0)	(0)	(0)	1	91.2%	(1)	(0)	1	78.6%
Insurance expenses	18,180	16,050	18,224	19,128	15,761	24,550	21,417	3,193	17.5%	52,454	61,728	9,274	17.7%
Interest expense	—	(0)	—	—	—	—	—	—	nm	(0)	—	0	100.0%
Operating benefits and expenses	20,665	27,869	36,291	44,344	39,926	52,457	56,325	20,034	55.2%	84,825	148,708	63,883	75.3%
Operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	$3,132	$9,090	$10,165	nm	$(8,060	$19,236	$27,296	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues
Direct premiums	$507,794	$506,536	$495,494	$491,144	$485,396	$483,702	$475,038	$(20,456	-4.1%	$1,509,824	$1,444,136	$(65,687)	-4.4%
Ceded premiums	(436,962)	(440,140)	(429,883)	(423,542)	(419,307)	(422,570)	(413,421)	16,463	3.8%	(1,306,985)	(1,255,297)	51,687	4.0%
Net premiums	70,832	66,396	65,611	67,602	66,089	61,132	61,618	(3,993)	-6.1%	202,839	188,839	(14,000)	-6.9%
Allocated net investment income	16,388	15,786	15,277	13,763	15,164	14,947	14,678	(599)	-3.9%	47,451	44,789	(2,662)	-5.6%
Other, net	(20)	(32)	(170)	24	39	(26)	2	173	101.3%	(223)	16	238	107.1%
Operating revenues	87,199	82,150	80,718	81,389	81,293	76,053	76,298	(4,420)	-5.5%	250,067	233,643	(16,424)	-6.6%
Benefits and expenses:
Benefits and claims	31,388	29,721	28,741	28,775	33,349	26,541	30,981	2,240	7.8%	89,849	90,871	1,022	1.1%
Amortization of DAC	16,450	12,723	14,175	14,810	11,983	12,468	12,046	(2,130)	-15.0%	43,349	36,496	(6,852)	-15.8%
Insurance commissions	456	404	331	320	327	268	267	(64)	-19.4%	1,191	861	(329)	-27.7%
Insurance expenses	10,047	9,888	9,648	12,270	9,366	9,466	9,014	(634)	-6.6%	29,584	27,846	(1,738)	-5.9%
Insurance expense allowance	(19,541)	(19,114)	(18,678)	(18,303)	(18,508)	(18,212)	(17,883)	795	4.3%	(57,333)	(54,602)	2,730	4.8%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	2,875	32	1.1%	8,458	8,619	161	1.9%
Operating benefits and expenses	41,612	36,425	37,061	40,723	39,387	33,403	37,300	239	nm	115,098	110,091	(5,007)	-4.4%
Operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	$42,650	$38,998	$(4,659)	-10.7%	$134,969	$123,552	$(11,417)	-8.5%

(1)	Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.
(2)	Represents results associated with business subject to the Citi reinsurance transactions.

9 of 16

Term Life Insurance - Key Statistics and Financial Analysis											PRIMERICA, INC.
										Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	99,785	97,354	96,066	96,872	94,850	92,212	90,519	(5,547)	-5.8%	99,785	94,850	(4,935)	-4.9%
New life-licensed representatives	7,366	9,887	9,430	7,805	7,145	8,061	10,334	904	9.6%	26,683	25,540	(1,143)	-4.3%
Non-renewal and terminated representatives	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	(9,754)	(8,883)	(259)	-3.0%	(29,596)	(28,420)	1,176	4.0%
Life-insurance licensed sales force, end of period	97,354	96,066	96,872	94,850	92,212	90,519	91,970	(4,902)	-5.1%	96,872	91,970	(4,902)	-5.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$43.4	$48.9	$44.1	$44.5	$41.1	$47.5	$50.1	$6.0	13.7%	$136.3	$138.7	$2.4	1.8%
Additions and increases in premium	10.8	11.7	10.9	11.2	10.4	11.4	11.5	0.6	5.6%	33.4	33.4	(0.1)	nm
Total estimated annualized issued term life premium	$54.2	$60.6	$55.0	$55.6	$51.5	$58.9	$61.7	$6.6	12.1%	$169.8	$172.1	$2.3	1.4%

Issued term life policies	52,445	60,406	54,373	56,290	51,281	59,826	65,067	10,694	19.7%	167,224	176,174	8,950	5.4%
Estimated average annualized issued term life premium per policy (1)(2)	$827	$809	$811	$790	$802	$794	$771	$(40)	-5.0%	$815	$788	$(28)	-3.4%

Term life face amount in-force, beginning of period ($mills)	$650,195	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$10,087	1.5%	$650,195	$656,791	$6,596	1.0%
Issued term life face amount (3)	17,997	20,042	18,113	18,250	16,735	18,974	18,885	772	4.3%	56,152	54,594	(1,558)	-2.8%
Terminated term life face amount	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	(14,724)	(16,221)	1,615	9.1%	(52,859)	(48,192)	4,667	8.8%
Foreign currency impact, net	2,464	(2,146)	826	2,013	2,244	843	(98)	(924)	nm	1,145	2,989	1,844	nm
Term life face amount in-force, end of period	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$666,182	$11,549	1.8%	$654,633	$666,182	$11,549	1.8%

New Term Life Insurance - Financial Analysis

Direct premium	$10,138	$21,256	$30,149	$38,197	$46,771	$56,581	$64,655	34,505	114.4%	$61,544	$168,007	$106,464	nm

New term life operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	$3,132	$9,090	10,165	nm	$(8,060)	$19,236	$27,296	nm
% of direct premium	-52.8%	-7.7%	-3.6%	-4.7%	15.0%	5.5%	14.1	nm	nm	-13.1%	11.4%	nm	nm

Benefits & expenses, net (4)	$6,222	$15,687	$21,418	$29,245	$32,240	$37,227	$43,421	22,002	102.7%	$43,328	$112,888	$69,560	nm
% of direct premium	61.4%	73.8%	71.0%	76.6%	68.9%	65.8%	67.2	nm	nm	70.4%	67.2%	nm	nm

Insurance expenses, net (5)	$9,378	$7,375	$10,124	$11,237	$8,147	$16,944	$13,131	3,007	29.7%	$26,877	$38,222	$11,344	42.2%
% of direct premium	92.5%	34.7%	33.6%	29.4%	17.4%	29.9%	20.3	nm	nm	43.7%	22.7%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$507,794	$506,536	$495,494	$491,144	$485,396	$483,702	$475,038	(20,456)	-4.1%	$1,509,824	$1,444,136	$(65,687)	-4.4%

Legacy term life operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	$42,650	$38,998	(4,659)	-10.7%	$134,969	$123,552	$(11,417)	-8.5%
% of direct premium	9.0%	9.0%	8.8%	8.3%	8.6%	8.8%	8.2	nm	nm	8.9%	8.6%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues

10 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis										PRIMERICA, INC.
										Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$44,904	$42,244	$9,303	28.2%	$105,604	$130,276	$24,672	23.4%
Asset-based	38,014	39,445	37,602	52,412	44,825	45,348	41,996	4,394	11.7%	115,061	132,170	17,109	14.9%
Account-based	10,208	10,317	10,620	10,545	10,432	11,811	10,140	(480)	-4.5%	31,146	32,382	1,236	4.0%
Other, net	2,108	2,155	2,711	3,064	2,461	2,522	3,105	394	14.5%	6,974	8,089	1,115	16.0%
Operating revenues	86,693	88,218	83,874	103,021	100,846	104,586	97,486	13,612	16.2%	258,785	302,917	44,132	17.1%
Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	3,751	4,034	2,673	nm	6,938	10,569	3,631	52.3%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	2,344	2,277	314	16.0%	5,761	6,762	1,001	17.4%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	31,378	29,627	6,153	26.2%	75,674	91,552	15,878	21.0%
Asset-based	12,715	12,911	12,232	20,271	15,451	15,111	13,805	1,573	12.9%	37,858	44,368	6,509	17.2%
Other operating expenses	17,970	17,556	18,266	18,179	18,884	21,531	20,997	2,730	14.9%	53,793	61,411	7,618	14.2%
Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	74,115	70,740	13,444	23.5%	180,025	214,662	34,637	19.2%
Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$30,470	$26,746	$168	nm	$78,760	$88,255	$9,495	12.1%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$594.7	$551.0	$474.8	$520.3	$646.0	$603.1	$498.3	$23.4	4.9%	$1,620.5	$1,747.4	$126.8	7.8%
Variable Annuities and other	267.3	308.3	287.5	306.1	344.6	458.0	483.4	196.0	68.2%	863.2	1,286.1	422.9	49.0%
Total sales-based revenue generating product sales	862.1	859.3	762.3	826.4	990.6	1,061.1	981.7	219.4	28.8%	2,483.7	3,033.4	549.7	22.1%
Managed Mutual Funds	—	—	—	—	—	0.2	11.8	11.8	nm	—	12.0	12.0	nm
Segregated Funds	111.4	64.0	61.6	76.6	123.1	74.2	66.6	5.0	8.1%	237.0	263.8	26.8	11.3%
Total product sales	$973.5	$923.3	$823.9	$903.0	$1,113.7	$1,135.5	$1,060.0	$236.2	28.7%	$2,720.7	$3,309.2	$588.5	21.6%

Client asset values, beginning of period ($mills)	$31,303	$32,670	$29,723	$32,600	$34,869	$36,187	$36,020	$6,297	21.2%	$31,303	$34,869	$3,566	11.4%
Inflows	974	923	824	903	1,114	1,136	1,060	236	28.7%	2,721	3,309	589	21.6%
Outflows (1)	(956)	(903)	(887)	(945)	(1,083)	(1,118)	(1,024)	(137)	-15.5%	(2,746)	(3,225)	(479)	-17.4%
Net flows	17	20	(63)	(42)	31	18	36	99	nm	(25)	84	110	nm
Change in market value, net and other (2)	1,350	(2,967)	2,940	2,311	1,288	(185)	(4,433)	(7,373)	nm	1,322	(3,331)	(4,653)	nm
Client asset values, end of period	$32,670	$29,723	$32,600	$34,869	$36,187	$36,020	$31,623	$(977)	-3.0%	$32,600	$31,623	$(977)	-3.0%

Average client asset values ($mills)
Mutual Funds	$22,453	$22,424	$21,919	$23,661	$24,882	$25,330	$23,521	$1,603	7.3%	$22,265	$24,578	$2,313	10.4%
Variable Annuities and other	6,847	6,955	6,954	7,623	8,242	8,588	8,192	1,238	17.8%	6,918	8,341	1,422	20.6%
Segregated Funds	2,105	2,182	2,184	2,327	2,477	2,545	2,479	295	13.5%	2,157	2,501	343	15.9%
Total	$31,404	$31,561	$31,056	$33,611	$35,602	$36,463	$34,192	$3,136	10.1%	$31,341	$35,419	$4,078	13.0%

Average number of fee-generating accounts (thous) (3)	2,762	2,741	2,715	2,694	2,662	2,611	2,626	(89)	-3.3%	2,739	2,633	(106)	-3.9%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.18%	1.20%	1.24%	1.41%	1.27%	1.27%	1.29%	nm	nm	1.21%	1.28%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.08%	0.07%	0.07%	0.06%	nm	nm	0.21%	0.20%	nm	nm

Account-based revenue per average fee generating account (6)	$3.70	$3.76	$3.91	$3.91	$3.92	$4.52	$3.86	nm	nm	11.37	12.30	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 16

Investment Portfolio - Summary of Holdings						PRIMERICA, INC.
						Financial Supplement

	As of or for the period ended September 30, 2011
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$154,027	$154,027	$—	6.7%	7.2%

Fixed Income:
Treasury	36,217	33,134	3,082	1.6%	1.5%	3.14%	AAA
Government	106,458	94,587	11,871	4.6%	4.4%	4.71%	AA-
Tax-Exempt Municipal	9,049	8,632	417	0.4%	0.4%	3.70%	AA
Corporate	1,326,659	1,226,170	100,489	57.8%	57.3%	5.62%	BBB+
Mortgage-Backed	297,266	273,545	23,721	13.0%	12.8%	5.46%	AA+
Asset-Backed	72,551	74,093	(1,542)	3.2%	3.5%	1.60%	AA
CMBS	144,760	138,736	6,024	6.3%	6.5%	4.93%	AAA
Private	109,184	104,654	4,530	4.8%	4.9%	6.08%	BBB
Redeemable Preferred	683	919	(236)	0.0%	0.0%	48.25%	A
Convertible	14,923	14,314	609	0.7%	0.7%	3.77%	BBB+
Total Fixed Income	2,117,751	1,968,786	148,965	92.3%	91.9%	5.33%	A

Equities:
Perpetual Preferred	191	85	106	0.0%	0.0%
Common Stock	9,505	8,567	938	0.4%	0.4%
Mutual Fund	6,741	4,079	2,662	0.3%	0.2%
Other	5,665	5,665	—	0.2%	0.3%
Total Equities	22,102	18,396	3,706	1.0%	0.9%
Total Invested Assets	$2,293,880	$2,141,208	$152,671	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$140,713	$137,908	$2,805	10.6%	11.2%
Basic Industry	99,293	91,744	7,549	7.5%	7.5%
Brokerage	21,495	19,892	1,602	1.6%	1.6%
Capital Goods	79,853	72,591	7,262	6.0%	5.9%
Communications	99,849	92,196	7,652	7.5%	7.5%
Consumer Cyclical	61,864	58,149	3,715	4.7%	4.7%
Consumer Non-Cyclical	154,352	136,757	17,594	11.6%	11.2%
Electric	128,809	115,172	13,637	9.7%	9.4%
Energy	75,262	67,695	7,567	5.7%	5.5%
Finance Companies	27,589	24,728	2,861	2.1%	2.0%
Financial Other	13,065	12,480	585	1.0%	1.0%
Industrial Other	31,716	29,286	2,430	2.4%	2.4%
Insurance	114,667	108,254	6,412	8.6%	8.8%
Natural Gas	76,146	68,986	7,160	5.7%	5.6%
REITs	104,249	99,179	5,070	7.9%	8.1%
Technology	63,192	59,187	4,005	4.8%	4.8%
Transportation	29,288	26,970	2,318	2.2%	2.2%
Utility Other	5,260	4,994	265	0.4%	0.4%
Total Corporate portfolio	$1,326,659	$1,226,170	$100,489	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$233,529	$229,852	$3,676	11.0%	11.7%
1-2 Yrs.	266,528	256,228	10,300	12.6%	13.0%
2-5 Yrs.	863,485	806,368	57,117	40.8%	41.0%
5-10 Yrs.	693,361	622,493	70,868	32.7%	31.6%
> 10 Yrs.	60,848	53,844	7,004	2.9%	2.7%
Total Fixed Income	$2,117,751	$1,968,786	$148,965	100.0%	100.0%

Duration

Fixed Income portfolio duration	3.5	years

12 of 16

Investment Portfolio - Quality Ratings As of September 30, 2011	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$489,560	24.9%
AA	194,975	9.9%
A	445,430	22.6%
BBB	707,322	35.9%
Below Investment Grade	130,576	6.6%
NA	922	0.0%
Total Fixed Income	$1,968,786	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$350	0.0%	AAA	$268	0.3%
AA	123,911	10.1%	AA	6,509	6.2%
A	398,947	32.5%	A	13,982	13.4%
BBB	616,621	50.3%	BBB	66,655	63.7%
Below Investment Grade	85,662	7.0%	Below Investment Grade	17,240	16.5%
NA	679	0.1%	NA	—	—
Total Corporate	$1,226,170	100.0%	Total Private	$104,654	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$116,900	84.3%	AAA	$247,307	90.4%
AA	18,507	13.3%	AA	3,168	1.2%
A	1,201	0.9%	A	1,383	0.5%
BBB	1,288	0.9%	BBB	5,067	1.9%
Below Investment Grade	768	0.6%	Below Investment Grade	16,620	6.1%
NA	72	0.1%	NA	—	—
Total CMBS	$138,736	100.0%	Total Mortgage-Backed	$273,545	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$61,944	83.6%	AAA	$60,843	47.6%
AA	—	—	AA	37,085	29.0%
A	1,358	1.8%	A	20,567	16.1%
BBB	2,000	2.7%	BBB	9,226	7.2%
Below Investment Grade	8,790	11.9%	Below Investment Grade	—	—
NA	—	—	NA	—	—
Total Asset-Backed	$74,093	100.0%	Total Treasury & Government	$127,722	100.0%

NAIC Designations

1	$1,005,706	56.3%
2	676,608	37.9%
3	76,365	4.3%
4	22,140	1.2%
5	4,053	0.2%
6	2,307	0.1%
U.S. Insurer Fixed Income (2)	1,787,178	100.0%
Other (3)	200,003
Cash and cash equivalents	154,027
Total Invested Assets	$2,141,208

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 16

Investment Portfolio - Mortgage Backed Vintage Analysis As of September 30, 2011	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	Total
Commercial Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$56,854	$22,740	$4,289	$7,671	$976	$5,929	$4,554	$13,887	$116,900
AA	8,249	10,258	—	—	—	—	—	—	18,507
A	1,001	—	200	—	—	—	—	—	1,201
BBB	1,288	—	—	—	—	—	—	—	1,288
BB	255	—	—	—	—	—	—	—	255
B	236	—	—	—	—	—	—	—	236
CCC and lower	295	53	—	—	—	—	—	—	349
Total	$68,179	$33,051	$4,489	$7,671	$976	$5,929	$4,554	$13,887	$138,736

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$1,727	$688	$671	$542	$21	$561	$27	$214	$4,450
AA	275	(238)	—	—	—	—	—	—	37
A	(11)	—	3	—	—	—	—	—	(8)
BBB	(167)	—	—	—	—	—	—	—	(167)
BB	994	—	—	—	—	—	—	—	994
B	513	—	—	—	—	—	—	—	513
CCC and lower	205	—	—	—	—	—	—	—	205
Total	$3,535	$450	$675	$542	$21	$561	$27	$214	$6,024

Prime Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$116,989	$22,684	$23,161	$38,391	$25,150	$240	$5,522	$13,923	$246,060
AA	3,168	—	—	—	—	—	—	—	3,168
A	1,383	—	—	—	—	—	—	—	1,383
BBB	—	5,067	—	—	—	—	—	—	5,067
BB	705	3,364	—	—	—	—	—	—	4,068
B	—	3,634	—	—	—	—	—	—	3,634
CCC and lower	—	1,133	—	1,588	—	—	—	—	2,721
Total	$122,245	$35,882	$23,161	$39,979	$25,150	$240	$5,522	$13,923	$266,102
	46%	13%	9%	15%	9%	0%	2%	5%
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$12,159	$1,329	$2,817	$3,897	$2,876	$10	$273	$829	$24,190
AA	116	—	—	—	—	—	—	—	116
A	(15)	—	—	—	—	—	—	—	(15)
BBB	—	(247)	—	—	—	—	—	—	(247)
BB	26	(163)	—	—	—	—	—	—	(137)
B	—	(153)	—	—	—	—	—	—	(153)
CCC and lower	—	(22)	—	(1)	—	—	—	—	(23)
Total	$12,286	$743	$2,817	$3,896	$2,876	$10	$273	$829	$23,730

Alt-A Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$—	$1,247	$—	$—	$—	$—	$—	$—	$1,247
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	558	—	—	—	—	—	—	—	558
B	—	3,063	—	—	—	—	—	—	3,063
CCC and lower	2,323	253	—	—	—	—	—	—	2,576
Total	$2,881	$4,562	$—	$—	$—	$—	$—	$—	$7,443
	39%	61%	0%	0%	0%	0%	0%	0%
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$40	$—	$—	$—	$—	$—	$—	$40
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	26	—	—	—	—	—	—	—	26
B	—	(50)	—	—	—	—	—	—	(50)
CCC and lower	(5)	(20)	—	—	—	—	—	—	(25)
Total	$21	$(30)	$—	$—	$—	$—	$—	$—	$(9)

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$83,814	$27,796	$28,350	$28,091	$29,014	$27,462	$27,413	$(937)	-3.3%
Preferred and common stocks	1,239	164	189	231	188	165	170	(19)	-10.1%
Deposit asset underlying 10% reinsurance treaty	—	1,551	624	(704)	508	650	449	(175)	-28.0%
Policy loans	336	341	326	362	347	306	441	115	35.3%
Cash & cash equivalents	283	85	103	73	70	65	63	(40)	-38.8%
Other	—	55	—	—	(19)	13	—	—	nm
Total investment income	85,671	29,992	29,591	28,053	30,108	28,662	28,536	(1,056)	-3.6%
Investment expenses	3,095	2,001	1,737	1,365	1,482	1,433	1,433	(304)	-17.5%
Net investment income	$82,576	$27,991	$27,855	$26,688	$28,626	$27,229	$27,103	$(752)	-2.7%
Fixed income book yield, end of period	5.79%	5.72%	5.47%	5.48%	5.30%	5.38%	5.33%	na	-14 bps
New money yield	3.48%	2.43%	2.50%	3.58%	2.72%	4.45%	2.42%	na	-8 bps

								YOY Q3
	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	32.5%	31.4%	28.0%	26.7%	26.1%	25.3%	24.9%	-3.1%
AA	7.9%	6.9%	8.0%	9.1%	9.5%	9.8%	9.9%	2.0%
A	21.2%	21.4%	22.2%	21.9%	22.4%	22.6%	22.6%	0.5%
BBB	30.8%	32.4%	34.8%	35.6%	35.8%	35.9%	35.9%	1.1%
Below Investment Grade	7.1%	7.8%	6.9%	6.7%	6.2%	6.3%	6.6%	-0.3%
NA	0.4%	0.1%	0.1%	0.1%	0.0%	0.1%	0.0%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	na

		As of September 30, 2011				As of September 30, 2011
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)

1	Government of Canada	$39,016	$36,269	AAA	United Kingdom	$64,351	$60,241
2	National Rural Utilities Cooperative	15,235	12,022	A+	Canada	59,593	55,046
3	Verizon Communications Inc	13,210	11,490	A-	Australia	44,242	40,894
4	Bank of America Corp	12,698	12,716	A	France	29,035	28,348
5	General Electric Co	12,272	10,932	AA+	Germany	26,356	25,334
6	ProLogis Inc	12,067	11,743	BBB-	Spain	20,807	21,564
7	ConocoPhillips	10,746	9,063	A	Italy	14,617	15,254
8	AT&T Inc	10,063	8,797	A-	Emerging Markets (2)	41,511	39,022
9	Enel SpA	10,049	10,543	A-	All Other	83,920	77,826
10	Edison International	10,010	9,981	B+	Total	$384,433	$363,529	OK
11	Banco Santander SA	9,970	9,973	AA
12	Iberdrola SA	9,629	8,468	BBB+	Government Investments
13	Time Warner Cable Inc	9,567	9,075	BBB
14	Reynolds American Inc	9,545	7,947	BBB-	AAA	$—	$—
15	Xstrata PLC	9,460	9,226	BBB+	AA	2,870	2,572
16	Diageo PLC	9,238	8,592	A-	A	13,246	12,559
17	Province of Quebec Canada	9,122	7,660	A+	BBB	10,041	9,226
18	Altria Group Inc	9,004	7,400	BBB	Below Investment Grade	—	—
19	Health Care REIT Inc	8,957	9,133	BBB-	NA	—	—
20	Province of Ontario Canada	8,413	6,746	AA-	Total	$26,157	$24,358
21	Roche Holding AG	8,029	6,558	AA-
22	PNC Financial Services Group I	7,830	8,284	A-	Non-Government Investments
23	Vale SA	7,651	7,122	BBB+
24	Lockheed Martin Corp	7,611	6,946	A-	AAA	$—	$—
25	Montpelier Re Holdings Ltd	7,560	7,207	BBB	AA	61,318	58,934
	Total	$276,953	$253,895		A	130,925	124,259
					BBB	144,053	134,764
	% of total fixed income portfolio	12.1%	11.9%		Below Investment Grade	19,584	20,192
					NA	2,396	1,022
					Total	$358,275	$339,172	OK

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Brazil, Chile, Colombia, India, Korea, Mexico, Peru, Poland and South Africa

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Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2006	2007	2008	2009	2010	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011

Recruits	204,316	220,950	235,125	221,920	231,390	58,085	65,245	58,178	49,882	52,813	65,138	83,074

Life-insurance licensed sales force, beginning of period	97,105	96,532	97,125	100,651	99,785	99,785	97,354	96,066	96,872	94,850	92,212	90,519
New life-licensed representatives	35,233	36,308	39,383	37,629	34,488	7,366	9,887	9,430	7,805	7,145	8,061	10,334
Non-renewal and terminated representatives	(35,806)	(35,715)	(35,857)	(38,495)	(39,423)	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	(9,754)	(8,883)
Life-insurance licensed sales force, end of period	96,532	97,125	100,651	99,785	94,850	97,354	96,066	96,872	94,850	92,212	90,519	91,970

Issued term life policies	245,520	244,733	241,173	233,837	223,514	52,445	60,406	54,373	56,290	51,281	59,826	65,067

Issued term life face amount	$84,503	$87,619	$87,279	$80,497	$74,401	$17,997	$20,042	$18,113	$18,250	$16,735	$18,974	$18,885

Term life face amount in force, beginning of period	$572,155	$599,470	$632,086	$633,467	$650,195	$650,195	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617
Issued term life face amount	84,503	87,619	87,279	80,497	74,401	17,997	20,042	18,113	18,250	16,735	18,974	18,885
Terminated term life face amount	(57,277)	(64,966)	(72,008)	(74,642)	(70,964)	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	(14,724)	(16,221
Foreign currency impact, net	90	9,963	(13,891)	10,873	3,158	2,464	(2,146)	826	2,013	2,244	843	(98)
Term life face amount in force, end of period	$599,470	$632,086	$633,467	$650,195	$656,791	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$666,182

Estimated annualized issued term life premium
Premium from new policies	$204.7	$208.9	$205.0	$193.7	$180.8	$43.4	$48.9	$44.1	$44.5	$41.1	$47.5	$50.1
Additions and increases in premium	41.1	43.4	43.0	42.6	44.6	10.8	11.7	10.9	11.2	10.4	11.4	11.5
Total estimated annualized issued term life premium	$245.8	$252.4	$248.0	$236.3	$225.4	$54.2	$60.6	$55.0	$55.6	$51.5	$58.9	$61.7

Investment & Savings product sales	$4,664.7	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$973.5	$923.3	$823.9	$903.0	$1,113.7	$1,135.5	$1,060.0

Investment & Savings average client asset values	$32,082	$36,735	$32,763	$26,845	$31,908	$31,404	$31,561	$31,056	$33,611	$35,602	$36,463	$34,192

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